Supplement dated June 14, 2000 to the Prospectus and Statement of Additional Information of the MERCURY GOLD AND MINING FUND OF MERCURY ASSET MANAGEMENT FUNDS, INC.

You may buy and sell shares through your financial consultant, securities dealer, broker, investment adviser, service provider or other financial intermediary. The Fund may accept orders from certain authorized financial intermediaries or their designees. The Fund will be deemed to receive an order when it is accepted by the intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. Generally an order must be placed prior to the close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time) in order to be priced at the net asset value determined that day. However, certain financial intermediaries may require submission of orders prior to that time. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Some financial intermediaries may charge investors additional fees in connection with transactions in Fund shares. The Investment Adviser, the Distributor or their affiliates may make additional payments out of their own resources to securities dealers and other financial intermediaries for providing services intended to result in the sale of Fund shares or for shareholder servicing activities.

Sales charges may be reduced or waived on purchases of Class I or Class A shares through certain financial advisers, selected dealers, brokers, investment advisers, service providers and other financial intermediaries.

Code # PRO-19038-0100 ALL SAI-19039-0100 ALL(2)